SECURITIES & EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) September 30, 2005
                                                         ------------------

                               RONSON CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         New Jersey                      1-1031                  22-0743290
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

Corporate Park III, Campus Dr., P.O. Box 6707, Somerset, NJ         08875-6707
--------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code (732) 469-8300
                                                   --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                               RONSON CORPORATION
                                 FORM 8-K INDEX


                                                                          PAGE
                                                                          ----

ITEM 2.01      COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS           3

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS                            3

Item 2.01. Completion of Acquisition or Disposition of Assets

On September 30, 2005, Ronson Corporation ("the Company") completed the sale of Ronson Aviation's charter jet aircraft, the Citation II, and its charter business for $1.6 million in cash. (The sale was previously discussed in Note 11 of the Notes to Consolidated Financial Statements in the Company's Form 10-Q for the quarter ended June 30, 2005.) The Citation II jet aircraft and Ronson Aviation's charter business were sold to Direct Air Charter, LLC.

Of the proceeds of $1,600,000, approximately $462,000 was utilized to repay two term loans to Bank of America, N.A. collateralized by the Citation II jet aircraft and $275,000 was utilized to repay the balance of Ronson Aviation's revolving loan with Bank of America, N.A.

As reported in its Form 10-Q for the quarter ended June 30, 2005, the Company recognized a loss in the second quarter of 2005 of $421,000. Further, the Company expects to recognize an additional nonrecurring loss of approximately $180,000-$200,000 in the third quarter of 2005 related to the sale.

Item 9.01. Financial Statements and Exhibits

           a) Financial Statements: None.

           b) Pro Forma Financial Information: None.

           c) Exhibits: None.

                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        Ronson Corporation


                                                        /s/Daryl K. Holcomb
                                                        ------------------------
                                                        Daryl K. Holcomb
                                                        Vice President &
                                                        Chief Financial Officer,
                                                        Controller and Treasurer
Dated:  October 6, 2005